UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
          Washington, D.C.  20549

                 Form 8-K

              Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2014
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            Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

Delaware                   000-27503              22-1734088
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(State or other            Commission           (IRS Employer
jurisdiction of            File Number)      Identification No.)
incorporation)

           44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                      (617)-668-6855
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    (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

The information set forth in Item 2.03 regarding Dynasil's entry into, and borrowings under, the Bank Loan Agreement is incorporated herein by reference.

Item 1.02 - Termination of a Material Definitive Agreement.

The information set forth in Item 2.03 regarding Dynasil's repayment of borrowings under and termination of the Santander Loan Agreement, are incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2014, Dynasil Corporation of America ("Dynasil"), entered into a loan and security agreement (the "Bank Loan Agreement") and line of credit note (the "Note") with Middlesex Savings Bank (the "Bank") pursuant to which the Bank agreed to provide up to $4 million, subject to the availability restrictions described below, under a revolving line of credit loan to Dynasil for general corporate purposes. The Bank Loan Agreement provides that the loan expires on May 1, 2017, at which time all outstanding principal and unpaid interest shall become due and payable. The Bank Loan Agreement and the Note are secured by (i) a security interest in substantially all of the Company's personal property and (ii) a sixty-five percent (65%) of the Dynasil's equity interests in its UK subsidiary, Hilger Crystals, Ltd. Advances are available under the Note based on a borrowing base determined monthly based on eligible billed and unbilled accounts receivable and eligible inventory. The interest rate under the Note is equal the Prime Rate, but in no event less than 3.25%.

Dynasil, as Borrower, and all of Dynasil's wholly owned active U.S. subsidiaries including: Evaporated Metal Films Corp., Optometrics Corporation, Radiation Monitoring Devices, Inc. and Dynasil Biomedical Corporation, as Guarantors, executed and delivered various supporting agreements dated May 1, 2014 in favor of the Bank. Such Guarantors also secured their obligations by granting security interests in substantially all of their respective personal property.

Upon the closing of the Bank Loan Agreement on May 1, 2014, Dynasil used the proceeds to repay in full the approximately $1.8 million of principal and accrued interest and fees owed to Santander Bank under the Company's existing Loan and Security Agreement dated as of July 7, 2010, as amended (the "Santander Loan Agreement"), by and between the Company and Santander Bank, N.A. (formerly known as Sovereign Bank, N.A.). The
Santander Loan Agreement was terminated on May 1, 2014.   In addition,
Dynasil used the proceeds from the Bank Loan Agreement to repay $600,000 of accrued interest due to Massachusetts Capital Resource Company ("MCRC"). Dynasil, MCRC and the Bank entered into a subordination agreement pursuant to which MCRC agreed that the payment of the principal of and interest due on the pre-existing note to MCRC shall be subordinated to indebtedness under the Bank Loan Agreement. As a result, as of May 1, 2014, the Company has total indebtedness outstanding consisting of $2.4 million newly drawn senior debt owed to Middelsex Savings Bank and approximately $3 million of exiting subordinated debt owed to Massachusetts Capital Resource Company due July 2017.

The Bank Loan Agreement contains customary representations, warranties and covenants. The Bank Loan Agreement limits Dynasil and its subsidiaries' ability to, among other things: be a party to a merger, incur additional indebtedness, incur liens and make investments, without the prior written consent of the Bank. So long as Dynasil will, after payment, be in compliance with the financial covenant referenced below, the Bank Loan Agreement permits Dynasil to pay dividends and make other distributions. In other circumstances, Dynasil may pay dividends and make other distributions with the prior written consent of the Bank.

The Bank Loan Agreement also contains other terms, conditions and provisions that are customary for commercial lending transactions of this sort. The Bank Loan Agreement requires, at the close of each fiscal quarter, Dynasil to maintain a Debt Service Coverage ratio, as defined, of at least 1.20 to 1.00 on a trailing four quarter basis.

The Bank Loan Agreement provides for events of default customary for credit facilities of this type, including but not limited to non-payment, defaults on other debt, misrepresentation, breach of covenants, representations and warranties, insolvency and bankruptcy and the occurrence of a material adverse change, as defined. Upon an event of default, the amounts outstanding under the Bank Loan Agreement may be declared by the Bank to be immediately due and payable and the Bank's agreement to make advances under the Note may be terminated. In addition, upon the occurrence of a Change of Management, as defined, the amounts outstanding under the Bank Loan Agreement may be declared by the Bank to be immediately due and payable and the Bank's agreement to make advances under the Note may be terminated.

The foregoing description is only a summary of the provisions of the Bank Loan Agreement and is qualified in its entirety by the terms of the Bank Loan Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 - Other Events.

On May 2, 2014, Dynasil issued a press release announcing that it had entered into the Bank Loan Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits

10.1 Loan and Security Agreement, dated as of May 1, 2014, by and between Middlesex Savings Bank, as Lender, and Dynasil Corporation of America, as Borrower.

10.2 Revolving Line of Credit, dated as of May 1, 2014, by and between Middlesex Savings Bank, as Lender, and Dynasil Corporation of America, as Borrower.

99.1 Dynasil Corporation of America press release dated May 2, 2014.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					DYNASIL CORPORATION OF AMERICA
        				(Registrant)

Date:	May 2, 2014		        By: /s/ Peter Sulick
                                  	Peter Sulick
                                 	Interim President and Interim CEO


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                                   EXHIBIT INDEX

Exhibit
No.	Description
------- ------------

10.1	Loan and Security Agreement, dated as of May 1, 2014, by and
	between Middlesex Savings Bank, as Lender, and Dynasil
	Corporation of America, as Borrower.

10.2	Revolving Line of Credit, dated as of May 1, 2014, by and
	between Middlesex Savings Bank, as Lender, and Dynasil
	Corporation of America, as Borrower.

99.1	Dynasil Corporation of America press release dated May 2, 2014.